CITY NATIONAL ROCHDALE FUNDS

Supplement dated July 1, 2021 to the

Statement of Additional Information dated

January 31, 2021, as amended and restated June 14, 2021

The “Investments” sub-section of the “Investment Techniques and Risk Considerations” section of the Statement of Additional Information is supplemented with the following information:

Business Development Companies

The Fixed Income Opportunities Fund may invest (as a non-principal investment strategy) in business development companies (“BDCs”), which are a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors in such companies may not be able to make a fully informed investment decision. A managers of a BDC may be entitled to compensation based on the BDC’s performance, which may result in the manager of the BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may use leverage in its investment strategy. The BDC’s asset coverage after the use of leverage or the incurrence of indebtedness, however, must equal at least 200% (i.e., the debt-to-equity ratio must not be greater than 1:1), or at least 150% (i.e., the debt-to-equity ratio must not be greater than 2:1) if the BDC complies with certain conditions and procedural requirements. BDCs generally invest in less mature private companies, which involve greater risk than investment in well-established, publicly-traded companies. Investments made by BDCs are generally less liquid than publicly-traded securities, which may make it difficult to sell such investments and could result in losses to the Fund. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the investment performance of a small number of investments, or even a single investment. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a BDC held by the Fund, may increase the cost of borrowing to that BDC, thereby adversely impacting the Fund’s returns or resulting in losses. Credit downgrades also may result in requirements on a BDC to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.